Intangible Assets	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets	GOODWILL AND INTANGIBLE ASSETS
Goodwill
The company does not have any goodwill.
Intangible assets
Intangible assets mainly consist of software and operating licenses acquired by the Group. They are recognized at cost less accumulated amortization and impairment. Amortization expense is recorded on a straight-line basis over the estimated useful lives of the intangible assets. The estimated useful lives of both software and license agreements are between 1 and 8 years.
In the event of an acquisition not qualifying as a business combination under IFRS 3, GENFIT initially records the acquired asset at cost of the consideration transferred, excluding variable payments that are dependent on future events. No liability is recognized initially for these contingent payments. A liability will be recorded when the condition that triggers the obligation occurs.
The variable payments that would be due if the asset acquired complies with agreed-upon specifications at specific dates in the future are recognized as an adjustment to the cost of the related asset.
Acquisition of Versantis
As previously noted in note 2.1 Acquisition of the Clinical-stage Biopharmaceutical Company Versantis, on September 29, 2022, GENFIT acquired Versantis AG, a private Swiss-based clinical stage biotechnology company focused on addressing the growing unmet medical needs in liver diseases.
The Phase 2 ready program, VS-01-ACLF, a program in scavenging liposomes technology, was deemed to be the asset with substantially all attributable value in accordance with the optional concentration test of fair value under paragraph B7A of IFRS 3. Of the total acquisition price paid of €46.6 million, €43.9 million was allocated to Intangible assets in accordance with IAS 38 - Intangible Assets. The difference between that amount and the acquisition price corresponds to the other assets acquired and liabilities assumed as part of the transaction. Further, given the nature of the intangible asset, it was determined to have a definite useful life of 20 years, consistent with patents lifetimes in the United States and the European Union. Amortization will start upon EMA/FDA regulatory approval and until then will be subject to an annual impairment test in accordance with IAS 38 - Intangible Assets.
The following tables show the variations in intangible assets for the years ended December 31, 2021 and 2022:

	As of	Increase	Decrease	Translation	Reclassification	As of
(in € thousands)	12/31/2020			adjustments		12/31/2021
Gross
Software	1,440	126	(255)	—	(17)	1,294
Patents	91	—	(21)	—	—	70
Other intangibles	—	—	(17)	—	17	—
TOTAL—Gross	1,531	127	(294)	—	—	1,364
Accumulated depreciation and impairment
Software	(1,213)	(152)	176	—	—	(1,190)
Patents	(21)	—	21	—	—	—
Other intangibles	—	—	—	—	—	—
TOTAL - Accumulated depreciation and impairment	(1,234)	(152)	197	—	—	(1,190)
TOTAL - Net	297	(26)	(97)	—	—	174

	As of	Increase	Decrease	Translation	Reclassification	As of
(in € thousands)	12/31/2021			adjustments		2022/12/31
Gross
Software	1,294	81	(398)	—	—	977
Patents	70	281	—	—	—	351
Other intangibles	—	43,569	—	—	—	43,569
TOTAL—Gross	1,364	43,931	(398)	—	—	44,897
Accumulated depreciation and impairment
Software	(1,190)	(79)	329	—	—	(940)
Patents	—	—	—	—	—	—
Other intangibles	—	—	—	—	—	—
TOTAL - Accumulated depreciation and impairment	(1,190)	(79)	329	—	—	(940)
TOTAL - Net	174	43,852	(69)	—	—	43,957